UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2006

DEUTSCHE ALT-A SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,
dated as of January 1, 2006, providing for the issuance of
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1 Mortgage Pass-Through
Certificates)

Deutsche Alt-A Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-127621-07	35-2184183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

60 Wall Street New York, New York	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-250-7010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 - Entry into a Material Definitive Agreement

Pursuant to the terms of the Master Seller’s Warranties and Servicing Agreement, dated as of January 1, 2005, as amended by Amendment Number One, dated January 24, 2006 (collectively, the “Purchase and Servicing Agreement”), each between DB Structured Products, Inc. (the “Sponsor”) and National City Mortgage Co. (“NatCity”), which Purchase and Servicing Agreement was modified by and assigned to Deutsche Alt-A Securities, Inc. (the “Depositor”) pursuant to that certain assignment, assumption and recognition agreement, dated as of January 31, 2006 (the “AAR Agreement”; and together with the Purchase and Servicing Agreement, the “Servicing Agreement”), among the Sponsor, NatCity and the Depositor, NatCity is servicing certain of the mortgage loans in the pool of mortgage loans backing the Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1 Mortgage Pass-Through Certificates. The Servicing Agreement is attached hereto as Exhibit 99.1. The Depositor assigned the rights (but not the obligations) of the Depositor under the Servicing Agreement to HSBC Bank USA, National Association, as trustee (the “Trustee”) for the holders of Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1 Mortgage Pass-Through Certificates pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2006, among the Depositor, the Trustee and Wells Fargo Bank, N.A., as master servicer and securities administrator.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits
(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
99.1
Assignment, Assumption and Recognition Agreement, dated as of January 31, 2006, among DB Structured Products, Inc. as Assignor, Deutsche Alt-A Securities, Inc. as Assignee and National City Mortgage Co. as Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 7, 2006

DEUTSCHE ALT-A SECURITIES, INC. By: /s/ Rika Yano Name: Rika Yano Title: Vice President By: /s/ Susan Valenti Name: Susan Valenti Title: Director

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.1	Assignment, Assumption and Recognition Agreement, dated as of January 31, 2006, among DB Structured Products, Inc. as Assignor, Deutsche Alt-A Securities, Inc. as Assignee and National City Mortgage Co. as Company	6